Exhibit 24.1
POWER OF ATTORNEY
     Each undersigned officer and/or director of Park-Ohio Industries, an Ohio corporation (the “Registrant”), does hereby make, constitute and appoint each of Jeffrey L. Rutherford, Robert D. Vilsack and Michael D. Volchko as true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-4 relating to the registration of the Registrant’s debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any such substitutes.
     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of June, 2011.

/s/ Edward F. Crawford		/s/ Jeffrey L. Rutherford
Edward F. Crawford	Chairman of the Board, Chief Executive Officer (Principal Executive Officer) and Director	Jeffrey L. Rutherford	Chief Financial Officer and Vice President (Principal Financial Officer and Principal Accounting Officer)

/s/ Patrick V. Auletta		/s/ Matthew V. Crawford
Patrick V. Auletta	Director	Matthew V. Crawford	President, Chief Operating Officer and Director

/s/ Kevin R. Greene		/s/ A. Malachi Mixon, III
Kevin R. Greene	Director	A. Malachi Mixon, III	Director

/s/ Dan T. Moore		/s/ Ronna Romney
Dan T. Moore	Director	Ronna Romney	Director

/s/ James W. Wert
James W. Wert	Director

POWER OF ATTORNEY
     Each undersigned officer and/or director of Lewis & Park Screw & Bolt Company, an Ohio corporation, Pharmaceutical Logistics, Inc., an Ohio corporation, Pharmacy Wholesale Logistics, Inc., an Ohio corporation, Red Bird, Inc., an Ohio corporation, and WB&R Acquisition Company, Inc., a Pennsylvania corporation (collectively, the “Subsidiary Guarantors”), each a subsidiary of Park-Ohio Industries, Inc. (the “Registrant”), does hereby make, constitute and appoint each of Jeffrey L. Rutherford, Robert D. Vilsack and Michael D. Volchko as true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-4 relating to the registration of the of the Subsidiary Guarantors’ guarantees of the Registrant’s debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any such substitutes.
     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of June, 2011.

/s/ Edward F. Crawford		/s/ Jeffrey L. Rutherford
Edward F. Crawford	President (Principal Executive Officer) and Director	Jeffrey L. Rutherford	Vice President — Treasurer (Principal Financial Officer and Principal Accounting Officer) and Director

/s/ Robert D. Vilsack
Robert D. Vilsack	Director

POWER OF ATTORNEY
     Each undersigned officer and/or director of Ajax Tocco Magnethermic Corporation, an Ohio corporation, and Precision Engineered Plastics, Inc., an Ohio corporation (collectively, the “Subsidiary Guarantors”), each a subsidiary of Park-Ohio Industries, Inc. (the “Registrant”), does hereby make, constitute and appoint each of Jeffrey L. Rutherford, Robert D. Vilsack and Michael D. Volchko as true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-4 relating to the registration of the of the Subsidiary Guarantors’ guarantees of the Registrant’s debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any such substitutes.
     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of June, 2011.

/s/ Edward F. Crawford		/s/ Jeffrey L. Rutherford
Edward F. Crawford	Chief Executive Officer (Principal Executive Officer) and Director	Jeffrey L. Rutherford	Vice President — Treasurer (Principal Financial Officer and Principal Accounting Officer) and Director

/s/ Robert D. Vilsack
Robert D. Vilsack	Director

POWER OF ATTORNEY
     Each undersigned officer and/or manager of P-O Realty LLC, an Ohio limited liability company (the “Subsidiary Guarantor”), a subsidiary of Park-Ohio Industries, Inc. (the “Registrant”), does hereby make, constitute and appoint each of Jeffrey L. Rutherford, Robert D. Vilsack and Michael D. Volchko as true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-4 relating to the registration of the of the Subsidiary Guarantor’s guarantee of the Registrant’s debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any such substitutes.
     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of June, 2011.

/s/ Edward F. Crawford		/s/ Jeffrey L. Rutherford
Edward F. Crawford	President (Principal Executive Officer) and Manager	Jeffrey L. Rutherford	Vice President — Treasurer (Principal Financial Officer and Principal Accounting Officer) and Manager

/s/ Robert D. Vilsack
Robert D. Vilsack	Manager

POWER OF ATTORNEY
     Each undersigned officer and/or director of General Aluminum Mfg. Company, an Ohio corporation, and Summerspace, Inc., an Ohio corporation (collectively, the “Subsidiary Guarantors”), each a subsidiary of Park-Ohio Industries, Inc. (the “Registrant”), does hereby make, constitute and appoint each of Jeffrey L. Rutherford, Robert D. Vilsack and Michael D. Volchko as true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-4 relating to the registration of the of the Subsidiary Guarantors’ guarantees of the Registrant’s debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any such substitutes.
     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of June, 2011.

/s/ Matthew V. Crawford		/s/ Jeffrey L. Rutherford
Matthew V. Crawford	President (Principal Executive Officer)	Jeffrey L. Rutherford	Vice President — Treasurer (Principal Financial Officer and Principal Accounting Officer) and Director

/s/ Robert D. Vilsack		/s/ Edward F. Crawford
Robert D. Vilsack	Director	Edward F. Crawford	Director

POWER OF ATTORNEY
     Each undersigned officer and/or director of Blue Falcon Travel, Inc., an Alabama corporation (the “Subsidiary Guarantor”), a subsidiary of Park-Ohio Industries, Inc. (the “Registrant”), does hereby make, constitute and appoint each of Jeffrey L. Rutherford, Robert D. Vilsack and Michael D. Volchko as true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-4 relating to the registration of the of the Subsidiary Guarantor’s guarantee of the Registrant’s debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any such substitutes.
     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of June, 2011.

/s/ Matthew V. Crawford		/s/ Jeffrey L. Rutherford
Matthew V. Crawford	President (Principal Executive Officer)	Jeffrey L. Rutherford	Treasurer (Principal Financial Officer and Principal Accounting Officer) and Director

/s/ Robert D. Vilsack		/s/ Edward F. Crawford
Robert D. Vilsack	Director	Edward F. Crawford	Director

POWER OF ATTORNEY
     Each undersigned officer and/or member of POVI L.L.C., an Ohio limited liability company (the “Subsidiary Guarantor”), a subsidiary of Park-Ohio Industries, Inc. (the “Registrant”), does hereby make, constitute and appoint each of Jeffrey L. Rutherford, Robert D. Vilsack and Michael D. Volchko as true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-4 relating to the registration of the of the Subsidiary Guarantor’s guarantee of the Registrant’s debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any such substitutes.
     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of June, 2011.

/s/ Matthew V. Crawford
Matthew V. Crawford	Assistant Secretary (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	PARK-OHIO INDUSTRIES, INC.	Sole Member of the Subsidiary Guarantor
By:

/s/ Robert D. Vilsack
		Robert D. Vilsack	Secretary and General Counsel

POWER OF ATTORNEY
     Each undersigned officer and/or director of ATBD, Inc., an Ohio corporation (the “Subsidiary Guarantor”), a subsidiary of Park-Ohio Industries, Inc. (the “Registrant”), does hereby make, constitute and appoint each of Jeffrey L. Rutherford, Robert D. Vilsack and Michael D. Volchko as true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-4 relating to the registration of the of the Subsidiary Guarantor’s guarantee of the Registrant’s debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any such substitutes.
     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of June, 2011.

/s/ Robert D. Vilsack		/s/ Jeffrey L. Rutherford
Robert D. Vilsack	Vice President and Secretary (Principal Executive Officer) and Director	Jeffrey L. Rutherford	Vice President — Treasurer (Principal Financial Officer and Principal Accounting Officer) and Director

POWER OF ATTORNEY
     Each undersigned officer and/or director of Control Transformer, Inc., an Ohio corporation (the “Subsidiary Guarantor”), a subsidiary of Park-Ohio Industries, Inc. (the “Registrant”), does hereby make, constitute and appoint each of Jeffrey L. Rutherford, Robert D. Vilsack and Michael D. Volchko as true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-4 relating to the registration of the of the Subsidiary Guarantor’s guarantee of the Registrant’s debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any such substitutes.
     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of June, 2011.

/s/ Tom Illencik		/s/ Jeffrey L. Rutherford
Tom Illencik	President (Principal Executive Officer)	Jeffrey L. Rutherford	Vice President — Treasurer (Principal Financial Officer and Principal Accounting Officer) and Director

/s/ Edward F. Crawford		/s/ Robert D. Vilsack
Edward F. Crawford	Director	Robert D. Vilsack	Director

POWER OF ATTORNEY
     Each undersigned officer and/or director of The Ajax Manufacturing Company, Inc., an Ohio corporation (the “Subsidiary Guarantor”), a subsidiary of Park-Ohio Industries, Inc. (the “Registrant”), does hereby make, constitute and appoint each of Jeffrey L. Rutherford, Robert D. Vilsack and Michael D. Volchko as true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-4 relating to the registration of the of the Subsidiary Guarantor’s guarantee of the Registrant’s debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any such substitutes.
     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of June, 2011.

/s/ Tom Illencik		/s/ Jeffrey L. Rutherford
Tom Illencik	President (Principal Executive Officer)	Jeffrey L. Rutherford	Vice President — Treasurer (Principal Financial Officer and Principal Accounting Officer) and Director

/s/ Robert D. Vilsack
Robert D. Vilsack	Director

POWER OF ATTORNEY
     Each undersigned officer and/or manager of Induction Management Services LLC, a Michigan limited liability company, and Snow Dragon LLC, an Ohio limited liability company (collectively, the “Subsidiary Guarantors”), each a subsidiary of Park-Ohio Industries, Inc. (the “Registrant”), does hereby make, constitute and appoint each of Jeffrey L. Rutherford, Robert D. Vilsack and Michael D. Volchko as true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-4 relating to the registration of the of the Subsidiary Guarantors’ guarantees of the Registrant’s debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any such substitutes.
     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of June, 2011.

/s/ Tom Illencik		/s/ Jeffrey L. Rutherford
Tom Illencik	President (Principal Executive Officer)	Jeffrey L. Rutherford	Vice President — Treasurer (Principal Financial Officer and Principal Accounting Officer) and Manager

/s/ Edward F. Crawford		/s/ Robert D. Vilsack
Edward F. Crawford	Manager	Robert D. Vilsack	Manager

POWER OF ATTORNEY
     Each undersigned officer and/or director of Integrated Holding Company, an Ohio corporation, Integrated Logistics Holding Company, an Ohio corporation, Integrated Logistics Solutions, Inc., an Ohio corporation, ST Holding Corp., an Ohio corporation, and STMX, Inc., an Ohio corporation (collectively, the “Subsidiary Guarantors”), each a subsidiary of Park-Ohio Industries, Inc. (the “Registrant”), does hereby make, constitute and appoint each of Jeffrey L. Rutherford, Robert D. Vilsack and Michael D. Volchko as true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-4 relating to the registration of the of the Subsidiary Guarantors’ guarantees of the Registrant’s debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any such substitutes.
     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of June, 2011.

/s/ Michael L. Justice		/s/ Jeffrey L. Rutherford
Michael L. Justice	President (Principal Executive Officer)	Jeffrey L. Rutherford	Vice President — Treasurer (Principal Financial Officer and Principal Accounting Officer) and Director

/s/ Edward F. Crawford		/s/ Robert D. Vilsack
Edward F. Crawford	Director	Robert D. Vilsack	Director

POWER OF ATTORNEY
     Each undersigned officer and/or manager of Columbia Nut & Bolt LLC, an Ohio limited liability company (the “Subsidiary Guarantor”), a subsidiary of Park-Ohio Industries, Inc. (the “Registrant”), does hereby make, constitute and appoint each of Jeffrey L. Rutherford, Robert D. Vilsack and Michael D. Volchko as true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-4 relating to the registration of the of the Subsidiary Guarantor’s guarantee of the Registrant’s debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any such substitutes.
     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of June, 2011.

/s/ Bill Laufer		/s/ Jeffrey L. Rutherford
Bill Laufer	President (Principal Executive Officer)	Jeffrey L. Rutherford	Vice President — Treasurer (Principal Financial Officer and Principal Accounting Officer) and Manager

/s/ Michael L. Justice		/s/ Robert D. Vilsack
Michael L. Justice	Manager	Robert D. Vilsack	Manager

POWER OF ATTORNEY
     Each undersigned officer and/or director of Supply Technologies (NY), Inc., a New York corporation (the “Subsidiary Guarantor”), a subsidiary of Park-Ohio Industries, Inc. (the “Registrant”), does hereby make, constitute and appoint each of Jeffrey L. Rutherford, Robert D. Vilsack and Michael D. Volchko as true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-4 relating to the registration of the of the Subsidiary Guarantor’s guarantee of the Registrant’s debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any such substitutes.
     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of June, 2011.

/s/ Michael L. Justice		/s/ John Chrzanowski
Michael L. Justice	President (Principal Executive Officer)	John Chrzanowski	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

/s/ Edward F. Crawford		/s/ Robert D. Vilsack
Edward F. Crawford	Director	Robert D. Vilsack	Director

/s/ Jeffrey L. Rutherford
Jeffrey L. Rutherford	Director

POWER OF ATTORNEY
     Each undersigned officer and/or manager of Supply Technologies LLC, an Ohio limited liability company (the “Subsidiary Guarantor”), a subsidiary of Park-Ohio Industries, Inc. (the “Registrant”), does hereby make, constitute and appoint each of Jeffrey L. Rutherford, Robert D. Vilsack and Michael D. Volchko as true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-4 relating to the registration of the of the Subsidiary Guarantor’s guarantee of the Registrant’s debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any such substitutes.
     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of June, 2011.

/s/ Michael L. Justice		/s/ John Chrzanowski
Michael L. Justice	President (Principal Executive Officer)	John Chrzanowski	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

/s/ Edward F. Crawford		/s/ Robert D. Vilsack
Edward F. Crawford	Manager	Robert D. Vilsack	Manager

/s/ Jeffrey L. Rutherford
Jeffrey L. Rutherford	Manager

POWER OF ATTORNEY
     Each undersigned officer and/or director of Feco, Inc., an Illinois corporation, and Tocco, Inc., an Alabama corporation (collectively, the “Subsidiary Guarantors”), each a subsidiary of Park-Ohio Industries, Inc. (the “Registrant”), does hereby make, constitute and appoint each of Jeffrey L. Rutherford, Robert D. Vilsack and Michael D. Volchko as true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-4 relating to the registration of the of the Subsidiary Guarantors’ guarantees of the Registrant’s debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any such substitutes.
     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of June, 2011.

/s/ Patrick W. Fogarty		/s/ Jeffrey L. Rutherford
Patrick W. Fogarty	President (Principal Executive Officer)	Jeffrey L. Rutherford	Vice President — Treasurer (Principal Financial Officer and Principal Accounting Officer) and Director

/s/ Edward F. Crawford		/s/ Robert D. Vilsack
Edward F. Crawford	Director	Robert D. Vilsack	Director

POWER OF ATTORNEY
     Each undersigned officer and/or manager of ILS Technology LLC, an Ohio limited liability company (the “Subsidiary Guarantor”), a subsidiary of Park-Ohio Industries, Inc. (the “Registrant”), does hereby make, constitute and appoint each of Jeffrey L. Rutherford, Robert D. Vilsack and Michael D. Volchko as true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-4 relating to the registration of the of the Subsidiary Guarantor’s guarantee of the Registrant’s debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any such substitutes.
     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of June, 2011.

/s/ Patrick W. Fogarty		/s/ Jeffrey L. Rutherford
Patrick W. Fogarty	Senior Vice President (Principal Executive Officer)	Jeffrey L. Rutherford	Vice President — Treasurer (Principal Financial Officer and Principal Accounting Officer) and Manager

/s/ Edward F. Crawford		/s/ Robert D. Vilsack
Edward F. Crawford	Manager	Robert D. Vilsack	Manager

POWER OF ATTORNEY
     Each undersigned officer and/or manager of RB&W Manufacturing LLC, an Ohio limited liability company (the “Subsidiary Guarantor”), a subsidiary of Park-Ohio Industries, Inc. (the “Registrant”), does hereby make, constitute and appoint each of Jeffrey L. Rutherford, Robert D. Vilsack and Michael D. Volchko as true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-4 relating to the registration of the of the Subsidiary Guarantor’s guarantee of the Registrant’s debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any such substitutes.
     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of June, 2011.

/s/ Craig Cowan		/s/ Patrick W. Fogarty
Craig Cowan	President (Principal Executive Officer)	Patrick W. Fogarty	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) and Manager

/s/ Edward F. Crawford		/s/ Robert D. Vilsack
Edward F. Crawford	Manager	Robert D. Vilsack	Manager

/s/ Jeffrey L. Rutherford
Jeffrey L. Rutherford	Manager

POWER OF ATTORNEY
     Each undersigned officer and/or director of The Clancy Bing Company, a Pennsylvania corporation (the “Subsidiary Guarantor”), a subsidiary of Park-Ohio Industries, Inc. (the “Registrant”), does hereby make, constitute and appoint each of Jeffrey L. Rutherford, Robert D. Vilsack and Michael D. Volchko as true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-4 relating to the registration of the of the Subsidiary Guarantor’s guarantee of the Registrant’s debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any such substitutes.
     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of June, 2011.

/s/ Craig Cowan		/s/ Jeffrey L. Rutherford
Craig Cowan	President (Principal Executive Officer)	Jeffrey L. Rutherford	Vice President — Treasurer (Principal Financial Officer and Principal Accounting Officer)

/s/ Edward F. Crawford		/s/ Robert D. Vilsack
Edward F. Crawford	Director	Robert D. Vilsack	Director

POWER OF ATTORNEY
     Each undersigned officer and/or manager of Gateway Industrial Supply LLC, an Ohio limited liability company (the “Subsidiary Guarantor”), a subsidiary of Park-Ohio Industries, Inc. (the “Registrant”), does hereby make, constitute and appoint each of Jeffrey L. Rutherford, Robert D. Vilsack and Michael D. Volchko as true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-4 relating to the registration of the of the Subsidiary Guarantor’s guarantee of the Registrant’s debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any such substitutes.
     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of June, 2011.

/s/ Craig Cowan		/s/ Patrick W. Fogarty
Craig Cowan	President (Principal Executive Officer)	Patrick W. Fogarty	Vice President — Treasurer (Principal Financial Officer and Principal Accounting Officer) and Manager

/s/ Edward F. Crawford		/s/ Robert D. Vilsack
Edward F. Crawford	Manager	Robert D. Vilsack	Manager

POWER OF ATTORNEY
     Each undersigned officer and/or director of Park-Ohio Products, Inc., an Ohio corporation (the “Subsidiary Guarantor”), a subsidiary of Park-Ohio Industries, Inc. (the “Registrant”), does hereby make, constitute and appoint each of Jeffrey L. Rutherford, Robert D. Vilsack and Michael D. Volchko as true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-4 relating to the registration of the of the Subsidiary Guarantor’s guarantee of the Registrant’s debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any such substitutes.
     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of June, 2011.

/s/ Leonard Annaloro		/s/ Jon Stehura
Leonard Annaloro	President (Principal Executive Officer)	Jon Stehura	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

/s/ Edward F. Crawford		/s/ Robert D. Vilsack
Edward F. Crawford	Director	Robert D. Vilsack	Director

/s/ Jeffrey L. Rutherford
Jeffrey L. Rutherford	Director

POWER OF ATTORNEY
     Each undersigned officer and/or manager of Park-Ohio Forged & Machined Products LLC, an Ohio limited liability company (the “Subsidiary Guarantor”), a subsidiary of Park-Ohio Industries, Inc. (the “Registrant”), does hereby make, constitute and appoint each of Jeffrey L. Rutherford, Robert D. Vilsack and Michael D. Volchko as true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-4 relating to the registration of the of the Subsidiary Guarantor’s guarantee of the Registrant’s debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any such substitutes.
     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of June, 2011.

/s/ Lester A. Havlik		/s/ Jeffrey L. Rutherford
Lester A. Havlik	President (Principal Executive Officer)	Jeffrey L. Rutherford	Vice President (Principal Financial Officer and Principal Accounting Officer) and Manager

/s/ Edward F. Crawford		/s/ Robert D. Vilsack
Edward F. Crawford	Manager	Robert D. Vilsack	Manager

POWER OF ATTORNEY
     Each undersigned officer and/or manager of Precision Machining Connection LLC, an Ohio limited liability company (the “Subsidiary Guarantor”), a subsidiary of Park-Ohio Industries, Inc. (the “Registrant”), does hereby make, constitute and appoint each of Jeffrey L. Rutherford, Robert D. Vilsack and Michael D. Volchko as true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-4 relating to the registration of the of the Subsidiary Guarantor’s guarantee of the Registrant’s debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any such substitutes.
     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of June, 2011.

/s/ Dwight G. Perry		/s/ Jeffrey L. Rutherford
Dwight G. Perry	President (Principal Executive Officer)	Jeffrey L. Rutherford	Vice President — Treasurer (Principal Financial Officer and Principal Accounting Officer) and Manager

/s/ Edward F. Crawford		/s/ Robert D. Vilsack
Edward F. Crawford	Manager	Robert D. Vilsack	Manager

POWER OF ATTORNEY
     Each undersigned officer and/or director of TW Manufacturing Co., an Ohio corporation (the “Subsidiary Guarantor”), a subsidiary of Park-Ohio Industries, Inc. (the “Registrant”), does hereby make, constitute and appoint each of Jeffrey L. Rutherford, Robert D. Vilsack and Michael D. Volchko as true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-4 relating to the registration of the of the Subsidiary Guarantor’s guarantee of the Registrant’s debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any such substitutes.
     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of June, 2011.

/s/ Thomas T. Wilson		/s/ Ian B. Hessell
Thomas T. Wilson	President (Principal Executive Officer)	Ian B. Hessell	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
/s/ Terri Brenkus
Terri Brenkus	Director

POWER OF ATTORNEY
     The undersigned officer of Integrated Logistics Holding Company, the sole member of RB&W Ltd., an Ohio limited liability company (the “Subsidiary Guarantor”), a subsidiary of Park-Ohio Industries, Inc. (the “Registrant”), does hereby make, constitute and appoint each of Jeffrey L. Rutherford, Robert D. Vilsack and Michael D. Volchko as true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-4 relating to the registration of the of the Subsidiary Guarantor’s guarantee of the Registrant’s debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any such substitutes.
     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of June, 2011.

INTEGRATED LOGISTICS HOLDING COMPANY		Sole Member of the Subsidiary Guarantor

By:	/s/ Robert D. Vilsack
	Robert D. Vilsack	Vice President and Secretary